SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934


   Date of Report (Date of earliest event reported): March 31, 2006


                            SONEX RESEARCH, INC.
              (Exact name of registrant as specified in Charter)


         Maryland                  000-14465              52-1188993
      (State or other           (Commision file         (IRS employer
      jurisdiction of               number)           identification no.)
       incorporation)


                     23 Hudson Street, Annapolis, MD 21401
                    (Address of principal executive offices)


                              (410) 266-5556
             (Registrant's telephone number, including area code)


                                    N/A
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
following   provisions  (see  General  Instruction  A.2.  below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


The Registrant has not filed its Annual Report on Form 10-KSB for the year ended December 31, 2004 because it lacks the financial resources to engage its independent registered public accounting firm to conduct an audit of the related financial statements, and because it lacks the staffing to prepare the Form 10-KSB itself due in large part to the amount of time management has spent in responding to litigation. For the same reasons, the Company has been unable to file its Quarterly Reports on Form 10-QSB for March 31, 2005, June 30, 2005 and September 30, 2005, nor will it be able to file its Annual Report on Form 10-KSB for the year ended December 31, 2005 by the extended due date. The Registrant, however, is unable to predict when it will be able to make these filings and there can be no assurance that the filings will be made at all.

As a result of the failure of the Registrant to request audits for the years ended December 31, 2004 and 2005, via letter dated March 29, 2006, Hausser + Taylor LLC, which has served as the independent registered public accounting firm for the Registrant since December 17, 2002, informed the Registrant and the SEC of their decision to resign as auditor. There are no outstanding fees payable to Hausser + Taylor LLC.

The reports of Hausser + Taylor LLC on the financial statements of the Registrant for the years ended December 31, 2002 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle; however, such reports were modified by the inclusion of an explanatory paragraph indicating that there was substantial doubt about the Registrant's ability to continue as a going concern.

The Registrant's Board of Directors accepted the decision of Hausser + Taylor LLC to withdraw as independent registered public accounting firm. The Registrant does not expect to engage a new independent registered public accounting firm unless and until it has the resources to prepare its Annual Reports on Form 10-KSB for the years ended December 31, 2004 and 2005.

In connection with its audits for the years ended December 31, 2002 and 2003 and through March 29, 2006, there have been no disagreements with Hausser + Taylor LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hausser + Taylor LLC, would have caused them to make reference thereto in their report on the financial statements for such years.

The Registrant has requested that Hausser + Taylor LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 31, 200, is filed as Exhibit 1 to this Form 8-K.












SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 31, 2006


SONEX RESEARCH, INC.
Registrant


/s/ George E. Ponticas
----------------------
George E. Ponticas
Chief Financial Officer and Secretary





                                                                       EXHIBIT 1


                              Hausser + Taylor LLC
                          Certified Public Accountants
                      1001 Lakeside Avenue E., Suite 1400
                             Cleveland, Ohio 44114



                                            March 31, 2006



Securities and Exchange Commission
Washington, D.C. 20549


Commissioners:

We have read Sonex Research, Inc.'s statements included under Item 4.01 of its Form 8-K for March 31, 2006, and we agree with such statements concerning our firm.





                                         /s/ HAUSSER + TAYLOR LLC
                                         ------------------------
                                         HAUSSER + TAYLOR LLC